Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2018 FOURTH QUARTER AND FULL YEAR RESULTS

FISCAL Q4 2018 HIGHLIGHTS

•	Net sales of $838.0 million, an increase of 11.2% YoY (9.5% increase on an ADS basis)
•	Operating income of $107.8 million, an increase of 7.8% YoY
•	Operating margin of 12.9% (13.8% excluding acquisitions*)
•	Diluted EPS of $1.29, versus EPS of $1.07 in the prior year quarter

FISCAL 2018 HIGHLIGHTS

•	Net sales of $3.2 billion, an increase of 10.9% YoY (10.5% increase on an ADS basis)
•	Operating income of $420.6 million, an increase of 11.0% YoY
•	Operating margin of 13.1% (13.7% excluding acquisitions*)
•	Diluted EPS of $5.80, versus $4.05 in the prior year
•	Completed acquisition of AIS, a value-added production fastener distributor, on April 30, 2018

MELVILLE, NY and DAVIDSON, NC, October 30, 2018 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2018 fourth quarter and full year ended September 1, 2018. Both periods included one additional day of operations as compared to the prior periods.

Financial Highlights[1]	FY18 Q4		FY17 Q4		Change	FY18		FY17		Change
Net Sales	$838.0		$753.8		11.2%	$3,203.9		$2,887.7		10.9%
Operating Income	107.8		100.0		7.8%	420.6		379.0		11.0%
% of Net Sales	12.9%		13.3%			13.1%		13.1%
Net Income	73.0		60.7		20.2%	329.2		231.4		42.3%
Diluted EPS	$1.29	.[2]	$1.07	.[3]	20.6%	$5.80	.[2]	$4.05	.[3]	43.2%

1In millions unless noted. 2Based on 56.6 million and 56.7 million diluted shares outstanding for FY18 Q4 and FY18, respectively. 3  Based on 56.8 and 57.0 million diluted shares outstanding for FY17 Q4 and FY17, respectively.

Erik Gershwind, president and chief executive officer, said, "The manufacturing environment maintained its positive momentum in the fiscal fourth quarter, while pricing remained relatively stable. Our sales performance continued to be impacted by our sales force effectiveness initiatives, but we are beginning to see positive results from our actions and expect stronger growth levels over the next couple of quarters. Growth in the quarter was slightly above our expectations, with Core customers seeing notable improvement, well ahead of company average, and our two acquisitions, DECO and AIS, continuing to perform well. Overall, there is a building excitement and confidence in our plan."

Rustom Jilla, executive vice president and chief financial officer, added, "Excluding the acquisitions, our base business operating margins for the quarter and year were up 30 and 50 basis points, respectively, as we achieved both gross margin stability and operating expense leverage. Our fourth quarter reported operating margin of 12.9% was down 40 basis points versus last year, entirely due to the acquisitions. Cash generation remained strong with full year Free Cash Flow* up $94 million, or up 47% over last year. This allowed us to increase ordinary dividends by 23%, acquire AIS for $88 million, buy back 2% of our outstanding shares, and reduce our leverage ratio slightly to 1.0 times."

Gershwind concluded, "In recent years, we have repositioned MSC from a spot buy supplier to a mission critical partner on manufacturing plant floors across North America. By focusing on products and services that are technical and high touch, we have cemented our leadership in metalworking and gained solid traction in the Class C VMI space. We also established a new platform in OEM Fasteners. Most recently, we redesigned our sales force to deliver upon the new, more complex and high-touch role that we are playing in enabling our customers to achieve higher levels of growth, productivity, and profitability. As we begin fiscal 2019, we are well positioned to capitalize on the opportunities ahead of us."

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in schedules following this press release

Page - 2-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FOURTH QUARTER AND FISCAL 2018 RESULTS

Outlook

The Company expects total net sales for the first quarter of fiscal 2019 to be between $821 million and $837 million. At the midpoint, average daily sales are expected to increase roughly 7.8% compared to last year’s first quarter. The Company expects diluted earnings per share for the first quarter of fiscal 2019 to be between $1.28 and $1.34.

Excluding AIS, the Company expects net sales for the first quarter of fiscal 2019 to be between $803 million and $819 million, with average daily sales at the midpoint expected to increase roughly 5.5% compared to last year’s first quarter. Excluding AIS, the Company expects diluted earnings per share for the first quarter of fiscal 2019 to be between $1.29 and $1.35.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2018 fourth quarter and full year results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until November 6, 2018.

The Company’s reporting date for fiscal first quarter 2019  is scheduled for January 9, 2019.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of more than 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

# # #

Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, including from our recent acquisitions, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate, changing customer and product mixes, competition, including the adoption by competitors of aggressive pricing strategies and sales methods, industry consolidation, volatility in commodity and energy prices, the outcome of government or regulatory proceedings or future litigation, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers, dependence on our information systems and the risk of business disruptions arising from changes to our information systems, disruptions due to computer system or network failures, computer viruses, physical or electronics break-ins and cyber-attacks, retention of key personnel, the loss of key suppliers or supply chain disruptions, risks associated with changes to trade policies, failure to comply with applicable environmental, health and safety laws and regulations, goodwill and intangible assets recorded as a result of our acquisitions could be impaired, risks associated with the integration of acquired businesses or other strategic transactions, and financial restrictions on outstanding borrowings. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

Page - 3-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FOURTH QUARTER AND FISCAL 2018 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

	September 1,	September 2,
	2018	2017
ASSETS
Current Assets:
Cash and cash equivalents	$46,217	$16,083
Accounts receivable, net of allowance for doubtful accounts	523,892	471,795
Inventories	518,496	464,959
Prepaid expenses and other current assets	58,902	52,742
Total current assets	1,147,507	1,005,579
Property, plant and equipment, net	311,685	316,305
Goodwill	674,998	633,728
Identifiable intangibles, net	122,724	110,429
Other assets	31,813	32,871
Total assets	$2,288,727	$2,098,912

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$224,097	$331,986
Accounts payable	145,133	121,266
Accrued liabilities	121,293	104,473
Total current liabilities	490,523	557,725
Long-term debt	311,236	200,991
Deferred income taxes and tax uncertainties	99,714	115,056
Total liabilities	901,473	873,772
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	55	54
Class B common stock	10	12
Additional paid-in capital	657,749	626,995
Retained earnings	1,325,822	1,168,812
Accumulated other comprehensive loss	(19,634)	(17,263)
Class A treasury stock, at cost	(576,748)	(553,470)
Total shareholders’ equity	1,387,254	1,225,140
Total liabilities and shareholders’ equity	$2,288,727	$2,098,912

Page - 4-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FOURTH QUARTER AND FISCAL 2018 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Income

(In thousands, except per share data)

	(Unaudited)
	Quarters Ended		Fiscal Years Ended
	September 1,	September 2,	September 1,	September 2,
	2018	2017	2018	2017
Net sales	$837,985	$753,770	$3,203,878	$2,887,744
Cost of goods sold	478,317	420,320	1,810,917	1,601,497
Gross profit	359,668	333,450	1,392,961	1,286,247
Operating expenses	251,878	233,471	972,408	907,247
Income from operations	107,790	99,979	420,553	379,000
Other (expense) income:
Interest expense	(4,144)	(3,125)	(14,463)	(12,370)
Interest income	163	162	647	658
Other income (expense), net	(76)	1,044	(548)	704
Total other expense	(4,057)	(1,919)	(14,364)	(11,008)
Income before provision for income taxes	103,733	98,060	406,189	367,992
Provision for income taxes	30,716	37,312	76,966	136,561
Net income	$73,017	$60,748	$329,223	$231,431
Per Share Information:
Net income per common share:
Basic	$1.30	$1.07	$5.84	$4.08
Diluted	$1.29	$1.07	$5.80	$4.05
Weighted average shares used in computing net income per common share:
Basic	56,275	56,585	56,355	56,591
Diluted	56,594	56,801	56,707	56,971
Cash dividends declared per common share	$0.58	$0.45	$2.22	$1.80

Page - 5-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FOURTH QUARTER AND FISCAL 2018 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income

(In thousands)

	Fiscal Years Ended
	September 1,	September 2,
	2018	2017
Net income, as reported	$329,223	$231,431
Other comprehensive income, net of tax:
Foreign currency translation adjustments	(2,371)	1,835
Comprehensive income (1)	$326,852	$233,266

(1) There were no material taxes associated with other comprehensive income during fiscal years 2018 and 2017.

Page - 6-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FOURTH QUARTER AND FISCAL 2018 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

	Fiscal Years Ended
	September 1,	September 2,
	2018	2017
Cash Flows from Operating Activities:
Net income	$329,223	$231,431
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	63,154	62,980
Stock-based compensation	14,934	13,925
Loss on disposal of property, plant, and equipment	479	678
Provision for doubtful accounts	6,938	7,048
Deferred income taxes and tax uncertainties	(19,577)	13,482
Write-off of deferred financing costs on previous credit facility	—	94
Changes in operating assets and liabilities, net of amounts associated with business acquired:
Accounts receivable	(49,827)	(72,230)
Inventories	(33,235)	(15,871)
Prepaid expenses and other current assets	(4,865)	(7,428)
Other assets	1,094	548
Accounts payable and accrued liabilities	31,340	12,184
Total adjustments	10,435	15,410
Net cash provided by operating activities	339,658	246,841
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(44,919)	(46,548)
Cash used in business acquisitions, net of cash acquired	(87,000)	(42,345)
Net cash used in investing activities	(131,919)	(88,893)
Cash Flows from Financing Activities:
Repurchases of common stock	(82,369)	(49,182)
Payments of cash dividends	(125,430)	(102,216)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	4,461	4,243
Proceeds from exercise of Class A common stock options	24,243	26,887
Borrowings under Credit Facility	242,000	546,000
Proceeds from long-term debt	110,000	—
Payments of notes payable and revolving credit note under the Credit Facility	(350,000)	(618,500)
Other, net	(491)	(1,978)
Net cash used in financing activities	(177,586)	(194,746)
Effect of foreign exchange rate changes on cash and cash equivalents	(19)	(9)
Net increase (decrease) in cash and cash equivalents	30,134	(36,807)
Cash and cash equivalents – beginning of year	16,083	52,890
Cash and cash equivalents – end of year	$46,217	$16,083
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$100,504	$121,691
Cash paid for interest	$13,448	$11,695

Page - 7-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FOURTH QUARTER AND FISCAL 2018 RESULTS

Non-GAAP Financial Measures

•	Free Cash Flow

Our measure of “FCF” meets the definition of a non-GAAP financial measure. FCF is used in addition to and in conjunction with results presented in accordance with GAAP and FCF should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and to not rely on any single financial measure. FCF, which we reconcile to “Net cash provided by operating activities,” is cash flow from operations reduced by “Expenditures for property, plant and equipment”. We believe that FCF, although similar to cash flow from operations, is a useful additional measure since capital expenditures are a necessary component of ongoing operations. Management also views FCF, as a measure of the Company’s ability to reduce debt, add to cash balances, pay dividends, and repurchase stock. FCF has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, FCF does not incorporate payments made on capital lease obligations or required debt service payments. In addition, different companies define FCF differently. Therefore, we believe it is important to view FCF as a complement to our entire consolidated statements of cash flows. A reconciliation of cash provided by operating activities to FCF for the thirteen week periods and fiscal years ended September 1, 2018 and September 2, 2017, respectively is shown below.

•	Results excluding DECO Tool Supply Co (DECO) and All Integrated Solutions (AIS), collectively “Acquisitions”

To supplement MSC’s unaudited selected financial data presented consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures, including Non-GAAP net sales, non-GAAP gross profit, non-GAAP income from operations, non-GAAP (benefit) provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude the results of our acquisitions of DECO Tool Supply Co. (“DECO”) on July 31, 2017 and All Integrated Solutions (“AIS”) on April 30, 2018, collectively, “Acquisitions”. Beginning with the thirteen-week period ending December 1, 2018, the results of DECO are included.

These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude the results of our Acquisitions to facilitate a review of the Company’s operating performance on a period-to-period basis, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•the ability to make more meaningful period-to-period comparisons of the Company’s operating results;

•the ability to better identify trends in the Company’s underlying business and perform related trend analyses;

•a better understanding of how management plans and measures the Company’s underlying business; and

•an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Quarters and Years Ended September 1, 2018 and September 2, 2017
(dollars in thousands)

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net cash provided by operating activities		Expenditures for property, plant and equipment		Free cash flow
Thirteen Weeks Ended		Thirteen Weeks Ended		Thirteen Weeks Ended
September 1, 2018	September 2, 2017	September 1, 2018	September 2, 2017	September 1, 2018	September 2, 2017
$109,421	$87,710	$(14,125)	$(8,625)	$95,296	$79,085

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net cash provided by operating activities		Expenditures for property, plant and equipment		Free cash flow
Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
September 1, 2018	September 2, 2017	September 1, 2018	September 2, 2017	September 1, 2018	September 2, 2017
$339,658	$246,841	$(44,919)	$(46,548)	$294,739	$200,293

Page - 8-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FOURTH QUARTER AND FISCAL 2018 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks and Year Ended September 1, 2018
(dollars in thousands, except per share data)

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Net Sales		Acquisitions		Net Sales, excluding Acquisitions		Average Daily Sales Growth		Average Daily Sales Growth, excluding Acquisitions
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018
$837,985	$3,203,878	$49,011	$148,042	$788,974	$3,055,836	9.5%	10.5%	4.5%	5.8%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Gross Profit		Acquisitions		Gross Profit, excluding Acquisitions		Gross Margin		Gross Margin, excluding Acquisitions
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018
$359,668	$1,392,961	$9,834	$31,502	$349,834	$1,361,459	42.9%	43.5%	44.3%	44.6%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Expenses		Acquisitions		Operating Expenses, excluding Acquisitions		Operating Expenses as a percentage of Net Sales		Operating Expenses as a percentage of Net Sales, excluding Acquisitions
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018
$251,878	$972,408	$10,624	$30,294	$241,254	$942,114	30.1%	30.4%	30.6%	30.8%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Income		Acquisitions		Operating Income, excluding Acquisitions		Operating Margin		Operating Margin, excluding Acquisitions
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018
$107,790	$420,553	$(789)	$1,208	$108,579	$419,345	12.9%	13.1%	13.8%	13.7%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Provision for income taxes		Acquisitions		Provision for income taxes, excluding Acquisitions
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018
$30,716	$76,966	$(606)	$(372)	$31,322	$77,338

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net Income		Acquisitions		Net Income, excluding Acquisitions
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018
$73,017	$329,223	$(1,453)	$(892)	$74,470	$330,115

Page - 9-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FOURTH QUARTER AND FISCAL 2018 RESULTS

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Diluted Earnings Per Share		Acquisitions		Diluted Earnings Per Share, excluding Acquisitions
Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018	September 1, 2018
$1.29	$5.80	$(0.03)	$(0.02)	$1.32	$5.82

Page - 10-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FOURTH QUARTER AND FISCAL 2018 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Guidance for Thirteen Weeks Ended December 1, 2018*
(dollars in millions, except per share data)

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Net Sales	Acquisitions	Net Sales, excluding Acquisitions	Average Daily Sales Growth	Average Daily Sales Growth, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018
$828.6	$17.8	$810.8	7.8%	5.5%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Gross Profit	Acquisitions	Gross Profit, excluding Acquisitions	Gross Margin	Gross Margin, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018
$356.2	$5.4	$350.8	43.0%	43.3%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Expenses	Acquisitions	Operating Expenses, excluding Acquisitions	Operating Expenses as a percentage of Net Sales	Operating Expenses as a percentage of Net Sales, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018
$254.3	$5.2	$249.1	30.7%	30.7%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Income	Acquisitions	Operating Income, excluding Acquisitions	Operating Margin	Operating Margin, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018
$101.9	$0.2	$101.7	12.3%	12.5%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Net Income	Acquisitions	Net Income, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018
73.3	$(0.6)	$73.9

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Diluted Earnings Per Share	Acquisitions	Diluted Earnings Per Share, excluding Acquisitions
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018
$1.31	$(0.01)	$1.32

* The data in the above tables represent the midpoint of management's guidance; see note regarding forward-looking statements